Concentration Risk	12 Months Ended
Dec. 31, 2012
Risks and Uncertainties [Abstract]
Concentration Risk
Concentration Risk
(a) Revenue Concentration by Asset Class
The following table summarizes the percentage of total revenue earned from Federated's asset classes over the last three years:

	2012	2011	2010
Money market assets	47%	46%	50%
Equity assets	31%	33%	31%
Fixed-income assets	21%	20%	18%

The change in the relative proportion of Federated's revenue attributable to money market assets from 2011 to 2012 was primarily the result of decreases in fee waivers for certain money market funds to maintain positive or zero net yields. The decline in the relative proportion of Federated's revenue attributable to money market assets from 2010 to 2011 was primarily the result of increases in fee waivers for certain money market funds to maintain positive or zero net yields. A significant change in Federated’s money market business or a significant reduction in money market assets due to regulatory changes, changes in the financial markets including significant and rapid increases in interest rates over a short period of time causing certain investors to prefer direct investments in interest-bearing securities, significant deterioration in investor confidence, further persistent declines in or additional prolonged periods of historically low short-term interest rates and resulting fee waivers or other circumstances, could have a material adverse effect on Federated’s results of operations.

Current Regulatory Environment
In January 2010, the Securities and Exchange Commission (SEC) adopted extensive amendments to Rule 2a-7 of the Investment Company Act of 1940 (Rule 2a-7) aimed at enhancing the resiliency of money market funds. These amendments included a series of enhancements including rules that require all money market funds to meet specific portfolio liquidity standards and rules that significantly enhance the public disclosure and regulatory reporting obligations of these funds. In 2010 and 2011, Federated dedicated internal resources to comply with these amendments including efforts to enhance its information systems and improve related reporting capabilities. These efforts were internally sourced and not material to Federated's financial position, results of operations or cash flows for those years. In Federated's view, the amendments of 2010 meaningfully and sufficiently strengthen money market funds. Recent experience demonstrated that the amendments of 2010 were effective in meeting heightened requests for redemptions occurring in connection with the U.S. credit rating downgrade in 2011 and the ongoing European debt crisis.
The SEC undertook a project to develop a proposal for additional reforms related to money market funds. In August 2012, then SEC Chairman Mary Schapiro issued a public statement announcing that she did not have sufficient votes from the other SEC commissioners to pursue certain proposed reforms relating to money market funds. In her statement, Ms. Schapiro stated that the SEC had been considering two alternative reform proposals, one which would have required a floating net asset value (NAV), and the other which would have imposed capital requirements coupled with some form of redemption restriction. In her statement, she invited other policymakers to take up the issue of reform. On September 27, 2012, then Treasury Secretary Timothy Geithner sent a letter to the members of the Financial Stability Oversight Council (FSOC) announcing his intent to pursue money market fund reform. His letter urged FSOC to use its authority under Section 120 of the Dodd-Frank Act to recommend that the SEC proceed with money market reform. Mr. Geithner outlined three potential options for reform in his letter and stated that he had asked his staff to begin drafting a formal recommendation for FSOC to consider at its November 2012 meeting.
In November 2012, FSOC issued Proposed Recommendations Regarding Mutual Fund Reform citing its authority under Section 120 of the Dodd-Frank Act (Proposed Recommendations). The Proposed Recommendations are in draft form and are subject to a public comment period which ended on February 15, 2013. The Proposed Recommendations include three main alternatives: a floating NAV for money market funds; an NAV capital buffer and minimum balance at risk (or 30-day hold back of up to 3% on certain redemptions); and an NAV capital buffer combined with other measures. In response to the Proposed Recommendations, Federated has filed five comment letters on the Proposed Recommendations pointing out, among other things, that: (1) FSOC exceeded its authority in how it used the Section 120 process; (2) FSOC has not provided justification for further reform efforts; (3) a floating NAV would not prevent “runs” on money market funds; (4) an NAV capital buffer of the kind proposed is impractical and not economically attainable in the current interest rate environment; and (5) the minimum-balance-at-risk concept would impair the utility of money market funds to investors and would be prohibitively costly for both fund groups and intermediaries to implement.
On November 30, 2012, the SEC Staff issued a study entitled Response to Questions Posed by Commissioners Aguilar, Parades and Gallagher. This study responded to questions posed by the Commissioners in response to potential reform measures being advanced by then SEC Chairman Mary Shapiro. The study addressed certain misconceptions about the role of money market funds in the financial crisis of 2008 and confirmed the effectiveness of the 2010 amendments to Rule 2a-7. Federated also filed a comment letter on the study commending the SEC Staff for its work while raising questions on some aspects of the study and recommending further analysis.
Finally, it has been reported that the SEC Staff is working on its own rule proposal and that proposal could include a floating NAV for certain money market funds, in particular prime funds. It could also include a floating NAV proposal for all money market funds as well as other reform measures.
Federated believes the changes currently under consideration, if enacted, would significantly reduce the utility and attractiveness of money market funds for investors who, in Federated's view, value money market funds in their current form as an efficient and effective cash management investment product offering daily liquidity at par.
If ultimately enacted, some or all of these changes would be detrimental to Federated's money market fund business and could materially and adversely affect Federated's operations. The very proposal of such amendments could have an adverse impact on Federated's money market fund business and operations and could also negatively impact the short-term credit markets. Management is carefully monitoring developments in this area and plans to actively participate both individually and with industry groups in the public comment process that would accompany any rule change proposal. Federated is unable to assess the degree of any potential impact such additional reforms may have on its business and operations until such proposals are issued. Even when issued, the final version of any rule amendment could vary significantly from the form in which it is proposed.

Historically Low Short-Term Interest Rates
In certain money market funds, the gross yield is not sufficient to cover all of the fund’s normal operating expenses due to historically low short-term interest rates. Since the fourth quarter 2008, Federated has voluntarily waived fees in order for certain funds to maintain positive or zero net yields. These fee waivers were partially offset by related reductions in distribution expense and net income attributable to noncontrolling interests as a result of Federated's mutual understanding and agreement with third-party intermediaries to share the impact of the waivers.

These voluntary fee waivers are calculated as a percent of AUM in certain money market funds and thus will vary dependent upon the asset levels in such funds. In addition, the level of waivers are dependent on several other factors including, but not limited to, available yields on instruments held by the money market funds, changes in expenses of the money market funds and changes in the mix of money market assets. In any given period, a combination of these factors drives the amount of fee waivers necessary in order for certain funds to maintain positive or zero net yields. As an isolated variable, an increase in yields on instruments held by the money market funds will cause fee waivers to decrease. Conversely, as an isolated variable, an increase in expenses of the money market fund would cause fee waivers to increase.

With regard to asset mix, changes in the relative amount of money market fund assets in prime and government money market funds as well as the distribution among certain share classes that vary in pricing structure will impact the level of fee waivers. Generally, prime money market funds waive less than government money market funds as a result of higher gross yields on the underlying investments. As such, as an isolated variable, an increase in the relative proportion of average managed assets invested in prime money market funds as compared to total average money market fund assets should typically result in lower waivers to maintain positive or zero net yields. Conversely, the opposite would also be true.
The impact of such fee waivers on various components of Federated's Consolidated Statements of Income was as follows for the years ended December 31:

in millions	2012	2011	2010
Revenue	$(291.0)	$(320.7)	$(241.6)
Less: Reduction in Distribution expense	218.5	232.3	186.6
Operating income	(72.5)	(88.4)	(55.0)
Less: Reduction in Noncontrolling interest	1.3	6.5	1.0
Pre-tax impact	$(71.2)	$(81.9)	$(54.0)

The negative pre-tax impact of fee waivers to maintain positive or zero net yields decreased in 2012 as compared to 2011 primarily as a result of improved yields on instruments held by the money market funds. During 2011, further declines in interest rates for certain money market investments drove an increase in these fee waivers as compared to 2010. (See Note (22) for information regarding the quarterly pre-tax impact of these fee waivers.)
Based on recent commentary from the Federal Reserve Bank in its January 30, 2013 press release, “the current highly accommodative stance of monetary policy will remain appropriate for a considerable time…,” Federated is unable to predict when the Federal Reserve will increase its target for the federal funds rate. As such, fee waivers to maintain positive or zero net yields and the related reduction in distribution expense and net income attributable to noncontrolling interests could continue for the foreseeable future. Assuming asset levels and mix remain constant and based on recent market conditions including the lower short-term interest rate environment in the first quarter of 2013 as compared to the fourth quarter of 2012, fee waivers for the first quarter 2013 could increase as compared to the fourth quarter. See Management's Discussion and Analysis for additional information on management’s expectations regarding fee waivers. While the level of fee waivers are impacted by various factors, increases in short-term interest rates that result in higher yields on securities purchased in money market fund portfolios would reduce the negative pre-tax impact of these waivers. The actual amount of future fee waivers are contingent on a number of variables including, but not limited to, changes in assets within the money market funds, available yields on instruments held by the money market funds, actions by the Federal Reserve, the U.S. Department of the Treasury, the SEC, FSOC and other governmental entities, changes in expenses of the money market funds, changes in the mix of money market customer assets, Federated’s willingness to continue the fee waivers and changes in the extent to which the impact of the waivers is shared by third parties.
(b) Revenue Concentration by Investment Fund
Approximately 11% and 10% of Federated’s total revenue for 2012 were derived from services provided to two sponsored funds, the Federated Prime Obligations Fund and the Federated Kaufmann Fund, respectively. A significant and prolonged decline in the AUM in these funds could have a material adverse effect on Federated’s future revenues and, to a lesser extent, net income, due to a related reduction to distribution expenses associated with these funds.
(c) Revenue Concentration by Customer
Approximately 10% of Federated’s total revenue for 2012 was derived from services provided to one intermediary customer, the Bank of New York Mellon Corporation. Significant changes in Federated’s relationship with this customer could have a material adverse effect on Federated’s future revenues and, to a lesser extent, net income, due to related material reductions to distribution expenses associated with this intermediary.
A listing of Federated’s risk factors is included herein under the section entitled Risk Factors in Management’s Discussion and Analysis of Financial Condition and Results of Operations.